SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is December 11, 2020.

MFS® Global Tactical Allocation Portfolio

Effective March 31, 2021, the fifth paragraph under the sub-heading entitled "Principal Investment Strategies” under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:
Of the fund's investments in debt instruments, MFS primarily invests the fund’s assets in investment grade quality debt instruments, but may also invest in below investment grade quality debt instruments.

Effective March 31, 2021, the following paragraph is added after the first paragraph in the sub-section entitled "Credit Risk" under the sub-heading entitled "Principal Risks” under the main heading entitled "Summary of Key Information":
Below investment grade quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality debt instruments are regarded as having predominantly speculative characteristics. Below investment grade quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Effective March 31, 2021, the sixth paragraph under the sub-heading entitled "Principal Investment Strategies” under the main heading entitled "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:
Of the fund's investments in debt instruments, MFS primarily invests the fund’s assets in investment grade quality debt instruments, but may also invest in below investment grade quality debt instruments.

Effective March 31, 2021, the following paragraph is added after the first paragraph in the sub-section entitled "Credit Risk" under the sub-heading entitled "Principal Risks” under the main heading entitled "Investment Objective, Strategies, and Risks":
Below investment grade quality debt instruments can involve a substantially greater risk of default or can already be in default, and their values can decline significantly over short periods of time. Below investment grade quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Below investment grade quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for below investment grade quality debt instruments can be less liquid, especially during periods of recession or general market decline.

1043846       1                                WTS-SUP-I-121120